Over the past 17 years, Caliber has grown into a leading diversified alternative asset management firm, managing more than $2.6 billion in assets under management and assets under development. Caliber’s primary goal is to enhance the wealth of accredited investors seeking to make investments in middle-market assets. We strive to build wealth for our clients by creating, managing, and servicing middle-market investment funds, private syndications, and direct investments. Through our funds, we invest primarily in real estate, private equity, and debt facilities. We market and fundraise to private investors, family offices, and institutions (“Direct Channel”) and to registered investment advisers and independent broker-dealers (“Wholesale Channel”). Through our Asset Management Platform (“Platform”), our team executes fund management, fund administration, asset financing, development and construction management and real estate brokerage activities, which generate fees, expenses and liabilities. U.S. GAAP rules require Caliber to consolidate certain funds we manage into our operating results, which can obscure the underlying performance of the Platform. This supplemental data is intended to provide Caliber shareholders with a more transparent view of its financial performance excluding the impact of consolidation. Management also believes this additional information is more meaningful when comparing prior period performance. Digital Asset Treasury In August 2025, our Board of Directors approved a new digital asset treasury policy designed to enhance the Company’s balance sheet strength, liquidity profile, and long-term growth potential. Under this policy, Caliber intends to allocate a portion of its corporate treasury to digital assets that demonstrate institutional utility and adoption potential, beginning with Chainlink (LINK). Chainlink is the leading decentralized oracle network that enables smart contracts and traditional systems to securely interact with real-world data. The Company selected LINK as its inaugural digital asset because it represents core infrastructure within the blockchain ecosystem; supporting the growth of tokenization, decentralized finance, and real-world asset integration. Management believes that Chainlink’s enterprise adoption, technology maturity, and network resilience make LINK an attractive long-term holding relative to other digital assets at similar stages of adoption. Since adoption of the policy, Caliber has raised capital through equity issuances and deployed a portion of those proceeds to accumulate LINK tokens as a long-term reserve asset. These holdings are reflected on our balance sheet at fair value as of June 30, 2026. Changes in the fair value of our LINK tokens are reflected within net loss on our Platform statements of operations for the three months ended June 30, 2026. The following information summarizes the annual income statements and balance sheets for the Platform for the years 2019 through 2025, and the quarterly results for the period beginning Q2 2024 through Q2 2026. Also included are changes in managed capital and Assets Under Management for the same periods, which are intended to help investors understand how changes in these measures impact Platform revenues. Caliber's Supplemental Asset Management Financial Information August 13, 2026

(in thousands, except per share amounts)	YTD 2019	YTD 2020	YTD 2021	YTD 2022	YTD 2023	YTD 2024	YTD 2025
Platform Revenues							
Asset management revenues	$ 21,086	$ 11,775	$ 15,259	$ 21,575	$ 16,982	$ 20,563	$ 15,155
Performance allocations	4,985	422	733	2,543	3,656	379	33
Total Platform revenues	26,071	12,197	15,992	24,118	20,638	20,942	15,188
Platform Expenses							
Operating costs	15,606	12,282	10,643	14,609	21,808	24,904	14,455
General and administrative	1,896	2,864	5,307	6,742	6,807	6,817	5,796
Marketing and advertising	435	1,085	1,536	1,179	1,053	751	795
Depreciation and amortization	176	149	83	44	551	598	691
Total Platform expenses	18,113	16,380	17,569	22,574	30,219	33,070	21,737
Unrealized loss on digital assets	-	-	-	-	-	-	5,793
Other income, net	113	(23)	(1,653)	(256)	(649)	2,654	2,533
Gain on extinguishment of debt	-	-	-	(1,421)	-	-	-
Interest income	(10)	(7)	(104)	(177)	(1,863)	(559)	(357)
Interest expense	1,294	(437)	756	1,056	4,716	5,424	6,712
Platform Net income (loss) before income taxes	6,561	(3,716)	(576)	2,342	(11,785)	(19,647)	(21,230)
Income taxes	-	-	-	-	-	-	-
Platform Net income/(loss) - Earnings	$ 6,561	$ (3,716)	$ (576)	$ 2,342	$ (11,785)	$ (19,647)	$ (21,230)
Platform EBITDA	8,021	(4,011)	159	3,265	(8,381)	(14,184)	(13,827)
Platform Adjusted EBITDA	10,040	(2,842)	3,462	5,519	(1,251)	(2,710)	(2,428)
Basic **	1,211	874	889	900	1,005	1,100	2,586
Diluted **	1,445	874	889	991	1,005	1,100	2,586
Platform BEPS **	5.42	(4.25)	(0.65)	2.60	(11.73)	(17.87)	(8.21)
Platform DEPS **	4.54	(4.25)	(0.65)	2.36	(11.73)	(17.87)	(8.21)
Capital Originations	82,402	31,903	99,132	85,574	74,857	68,959	26,499
Managed Capital	204,755	226,486	306,899	383,189	437,625	492,542	517,186
Fair Value Assets Under Management (AUM)	395,816	419,700	601,168	745,514	741,190	794,923	779,730
Assets Under Development (AUD)_rounded				2,200,000	3,100,000	2,900,000	1,852,000
Total Managed Assets	395,816	419,700	601,168	2,945,514	3,841,190	3,694,923	2,631,730
Estimated Performance Allocations ***							104,180

*Certain prior year amounts have been reclassified to conform to current presentation.

**Basic and Diluted share count and BEPS and DEPS includes the impact of the revese stock split effect a 1-for-1.6820384 reverse stock split of Class A common stock, Class B common stock and Series B preferred stock which occurred on January 17, 2023.

***Amount represents fees the Company could earn, were all AUD at December 31, 2025, completed up through sale of the assets.

(in thousands, unless otherwise noted) $26,071 $12,197 $15,992 $24,118 $20,638 $20,942 $15,188 $10,040 $(2,842) $3,462 $5,519 $(1,251) $(2,710) $(2,428) (5,000) - 5,000 10,000 15,000 20,000 25,000 30,000 2019 2020 2021 2022 2023 2024 2025 Annual Platform Revenue and Platform Adjusted EBITDA Total Platform revenues Platform Adjusted EBITDA $82MM $32MM $99MM $86MM $75MM $69MM $26MM $205MM $226MM $307MM $383MM $438MM $493MM $517MM $396MM $420MM $601MM $746MM $741MM $795MM $780MM $21.1MM $11.8MM $15.3MM $21.6MM $17.MM $20.6MM $15.2MM - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2019 2020 2021 2022 2023 2024 2025 Managed Capital and Asset Management Revenue Capital Originations Managed Capital Fair Value Assets Under Management (AUM) Asset management revenues

(in thousands, except per share amounts)	QTD Q2 2024	QTD Q3 2024	QTD Q4 2024	QTD Q1 2025	QTD Q2 2025	QTD Q3 2025	QTD Q4 2025	QTD Q1 2026	QTD Q2 2026
Platform Revenues									
Asset management revenues	$ 4,179	$ 7,242	$ 4,587	$ 3,542	$ 4,103	$ 3,514	$ 3,996	$ 4,071	$ 3,741
Performance allocations	33	174	1	7	23	2	1	34	(83)
Total Platform revenues	4,212	7,416	4,588	3,549	4,126	3,516	3,997	4,105	3,658
Platform Expenses									
Operating costs	5,760	4,727	8,933	4,168	3,841	3,408	3,038	3,255	4,744
General and administrative	2,091	1,450	1,327	1,592	1,183	1,481	1,540	1,811	854
Marketing and advertising	227	175	243	165	147	151	332	178	145
Depreciation and amortization	119	145	151	162	174	167	188	183	175
Total Platform expenses	8,197	6,497	10,654	6,087	5,345	5,207	5,098	5,427	5,918
Unrealized loss on digital assets	-	-	-	-	-	677	5,116	1,896	324
Other loss (income), net	(490)	(526)	4,122	(6)	2,014	230	294	(17)	(176)
Interest income	(170)	(59)	(45)	(33)	(30)	(28)	(266)	(252)	(291)
Interest expense	1,315	1,348	1,466	1,611	1,738	1,876	1,487	1,387	1,313
Platform (Net loss) income before income taxes	(4,640)	156	(11,609)	(4,110)	(4,941)	(4,446)	(7,732)	(4,336)	(3,430)
Income taxes	-	-	-	-	-	-	-	-	-
Platform Net income/(loss) - Earnings	$ (4,640)	$ 156	$ (11,609)	$ (4,110)	$ (4,941)	$ (4,446)	$ (7,732)	$ (4,336)	$ (3,430)
Platform EBITDA	(3,376)	1,590	(10,037)	(2,337)	(3,029)	(2,404)	(6,057)	(2,767)	(1,941)
Platform Adjusted EBITDA	(2,451)	2,412	(1,002)	(1,352)	(54)	(665)	(357)	(338)	296
Basic	1,091	1,107	1,123	1,146	1,278	2,615	5,261	7,000	8,816
Diluted	1,091	1,404	1,123	1,146	1,278	2,615	5,261	7,000	8,816
Platform BEPS	(4.25)	0.14	(10.33)	(3.59)	(3.87)	(1.70)	(1.47)	(0.62)	(0.39)
Platform DEPS	(4.25)	0.11	(10.33)	(3.59)	(3.87)	(1.70)	(1.47)	(0.62)	(0.39)
Capital Originations	18,936	23,372	7,552	2,990	4,226	8,086	11,197	10,478	6,400
Managed Capital	469,800	485,272	492,542	495,217	498,567	505,989	517,186	489,584	495,606
Fair Value Assets Under Management (AUM)	773,213	806,961	794,923	830,758	803,176	797,033	779,730	736,351	737,189
Assets Under Development (AUD)_rounded	2,900,000	2,900,000	2,900,000	2,900,000	1,950,000	1,891,000	1,852,000	1,847,000	1,843,000
Total Managed Assets	3,673,213	3,706,961	3,694,923	3,730,758	2,753,176	2,688,033	2,631,730	2,583,351	2,580,189
Estimated Performance Allocations **			88,995	87,733	84,776	90,454	104,180	98,877	95,653

*Certain prior year amounts have been reclassified to conform to current presentation.

**Amount represents fees the Company could earn, were all AUD at December 31, 2025, completed up through sale of the assets.

(in thousands, unless otherwise noted) $26,071 $12,197 $15,992 $24,118 $20,638 $20,942 $15,188 $10,040 $(2,842) $3,462 $5,519 $(1,251) $(2,710) $(2,428) (5,000) - 5,000 10,000 15,000 20,000 25,000 30,000 2019 2020 2021 2022 2023 2024 2025 Annual Platform Revenue and Platform Adjusted EBITDA Total Platform revenues Platform Adjusted EBITDA $82MM $32MM $99MM $86MM $75MM $69MM $26MM $205MM $226MM $307MM $383MM $438MM $493MM $517MM $396MM $420MM $601MM $746MM $741MM $795MM $780MM $21.1MM $11.8MM $15.3MM $21.6MM $17.MM $20.6MM $15.2MM - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2019 2020 2021 2022 2023 2024 2025 Managed Capital and Asset Management Revenue Capital Originations Managed Capital Fair Value Assets Under Management (AUM) Asset management revenues

	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
(in thousands)									
Assets									
Cash and restricted cash	3,093	3,050	4,348	3,363	3,145	13,138	5,166	2,894	3,811
Total Real estate assets	21,733	21,644	21,782	21,776	21,978	22,050	21,945	22,128	21,942
Digital assets	-	-	-	-	-	9,965	6,850	4,455	1,650
Other assets	40,144	39,606	30,947	30,586	28,356	29,947	36,026	37,549	38,734
Total assets	64,970	64,300	57,077	55,725	53,479	75,100	69,987	67,026	66,137
Liabilities									
Corporate Notes	50,169	49,673	50,450	51,555	50,442	48,678	46,347	42,441	42,801
Other liabilities	15,174	14,102	15,071	15,534	16,378	17,514	17,594	19,477	20,854
Total liabilities	65,343	63,775	65,521	67,089	66,820	66,192	63,941	61,918	63,655
Stockholders' (Deficit) Equity									
Total stockholders' (deficit) equity	(373)	525	(8,444)	(11,364)	(13,341)	8,908	6,046	5,108	2,482
Total liabilities and stockholders' (deficit) equity	64,970	64,300	57,077	55,725	53,479	75,100	69,987	67,026	66,137
Platform Debt to equity	(175.18)	121.48	(7.76)	(5.90)	(5.01)	7.43	10.58	12.12	25.65
Platform Debt to assets	1.01	0.99	1.15	1.20	1.25	0.88	0.91	0.92	0.96

*Certain prior year amounts have been reclassified to conform to current presentation.

1 Notes payable increased in Q1-2023 to $51M from $14.7M. This increase includes: i) $16.3M of debt assumed in the acquisition of our corporate headquarters. Note the corresponding increase in Real estate investments of approximately $19.4M over the same period. ii) $20.1M of notes raised to fund and invest in various assets Caliber managed. In response to a slow down in capital orginations. Corresponding increase in Notes receivable ($12m), Due from Related Parties ($4M), and investments ($2.4M). Remaining balance used in operations ($1.5M).

2 Equity increased by $16.7M. Caliber completed its IPO in May 2023 and raised $4M. Upon completion of the IPO, the Company was relieved of its obligation to buyback the then remaining $12.4M in shares from a former co-founder. Note the corresponding decrease to accounts payable and accrueds. In response to continues slowdown in capital originations, the company issued additional Notes payable which increased by $4M. This was completely used to invest in our existing projects (increase in notes receivable by $4M).

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Assets Cash and restricted cash 3,692,838 (135,838) 3,557,000 1,878,940 (46,940) 1,832,000 2,006,047 599,953 2,606,000 1,944,000 - 1,944,000 Total Real estate assets 3,105,377 46,623 3,152,000 3,283,606 (68,606) 3,215,000 125,628 1,816,372 1,942,000 2,133,000 (68,000) 2,065,000 Other assets 10,956,449 (2,896,449) 8,060,000 9,228,103 (5,514,103) 3,714,000 19,565,361 (10,132,361) 9,433,000 31,526,000 (11,452,000) 20,074,000 Assets of consolidated funds Cash and restricted cash - 13,134,000 13,134,000 - 8,983,000 8,983,000 - 13,926,000 13,926,000 - 13,990,000 13,990,000 Total Real estate assets - 141,399,000 141,399,000 - 191,796,000 191,796,000 - 193,614,000 193,614,000 - 196,177,000 196,177,000 Other assets - 6,583,000 6,583,000 - 17,797,000 17,797,000 - 24,127,000 24,127,000 - 44,584,000 44,584,000 Total assets 17,754,664 158,130,336 175,885,000 14,390,649 212,946,351 227,337,000 21,697,036 223,950,964 245,648,000 35,603,000 243,231,000 278,834,000 Liabilities and Stockholders’ Equity Corporate Notes 11,785,144 (3,400,144) 8,385,000 9,469,144 (3,434,144) 6,035,000 7,664,591 409 7,665,000 15,018,000 - 15,018,000 Other liabilities 18,201,507 1,019,493 19,221,000 17,832,526 187,474 18,020,000 20,320,613 528,387 20,849,000 20,624,000 (37,000) 20,587,000 Liabilities of consolidated funds Mortgage and real estate debt - 122,917,000 122,917,000 - 142,502,000 142,502,000 - 152,554,000 152,554,000 - 141,229,000 141,229,000 Other liabilities - 11,333,000 11,333,000 - 12,342,000 12,342,000 - 14,887,000 14,887,000 - 24,811,000 24,811,000 Total liabilities 29,986,651 131,869,349 161,856,000 27,301,670 151,597,330 178,899,000 27,985,204 167,969,796 195,955,000 35,642,000 166,003,000 201,645,000 Mezzanine Equity - 3,842,000 3,842,000 - - - - - - - - - Stockholders’ equity (deficit) attributable to CaliberCos (12,231,987) (5,596,013) (17,828,000) (12,911,021) (3,426,979) (16,338,000) (6,288,168) (2,800,832) (9,089,000) (39,000) (3,170,000) (3,209,000) Stockholders’ equity attributable to noncontrolling inte - 28,015,000 28,015,000 - 64,776,000 64,776,000 - 58,782,000 58,782,000 - 80,398,000 80,398,000 Total stockholders’ equity (12,231,987) 22,418,987 10,187,000 (12,911,021) 61,349,021 48,438,000 (6,288,168) 55,981,168 49,693,000 (39,000) 77,228,000 77,189,000 Total liabilities and stockholders’ equity 17,754,664 158,130,336 175,885,000 14,390,649 212,946,351 227,337,000 21,697,036 223,950,964 245,648,000 35,603,000 243,231,000 278,834,000 Debt to Equity (2.45) 5.88 15.89 (2.11) 2.47 3.69 (4.45) 3.00 3.94 (913.90) 2.15 2.61 Debt to Assets 1.69 0.83 0.92 1.90 0.71 0.79 1.29 0.75 0.80 1.00 0.68 0.72 For the Year Ended December, 31, 2019 For the Year Ended December, 31, 2020 For the Year Ended December, 31, 2021 For the Year Ended December, 31, 2022

	For the Year Ended December, 31, 2019			For the Year Ended December, 31, 2020			For the Year Ended December, 31, 2021			For the Year Ended December, 31, 2022		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Assets												
Cash and restricted cash	3,692,838	(135,838)	3,557,000	1,878,940	(46,940)	1,832,000	2,006,047	599,953	2,606,000	1,944,000	-	1,944,000
Total Real estate assets	3,105,377	46,623	3,152,000	3,283,606	(68,606)	3,215,000	125,628	1,816,372	1,942,000	2,133,000	(68,000)	2,065,000
Other assets	10,956,449	(2,896,449)	8,060,000	9,228,103	(5,514,103)	3,714,000	19,565,361	(10,132,361)	9,433,000	31,526,000	(11,452,000)	20,074,000
Assets of consolidated funds												
Cash and restricted cash	-	13,134,000	13,134,000	-	8,983,000	8,983,000	-	13,926,000	13,926,000	-	13,990,000	13,990,000
Total Real estate assets	-	141,399,000	141,399,000	-	191,796,000	191,796,000	-	193,614,000	193,614,000	-	196,177,000	196,177,000
Other assets	-	6,583,000	6,583,000	-	17,797,000	17,797,000	-	24,127,000	24,127,000	-	44,584,000	44,584,000
Total assets	17,754,664	158,130,336	175,885,000	14,390,649	212,946,351	227,337,000	21,697,036	223,950,964	245,648,000	35,603,000	243,231,000	278,834,000
Liabilities and Stockholders' Equity												
Corporate Notes	11,785,144	(3,400,144)	8,385,000	9,469,144	(3,434,144)	6,035,000	7,664,591	409	7,665,000	15,018,000	-	15,018,000
Other liabilities	18,201,507	1,019,493	19,221,000	17,832,526	187,474	18,020,000	20,320,613	528,387	20,849,000	20,624,000	(37,000)	20,587,000
Liabilities of consolidated funds												
Mortgage and real estate debt	-	122,917,000	122,917,000	-	142,502,000	142,502,000	-	152,554,000	152,554,000	-	141,229,000	141,229,000
Other liabilities	-	11,333,000	11,333,000	-	12,342,000	12,342,000	-	14,887,000	14,887,000	-	24,811,000	24,811,000
Total liabilities	29,986,651	131,869,349	161,856,000	27,301,670	151,597,330	178,899,000	27,985,204	167,969,796	195,955,000	35,642,000	166,003,000	201,645,000
Mezzanine Equity	-	3,842,000	3,842,000	-	-	-	-	-	-	-	-	-
Stockholders' equity (deficit) attributable to CaliberCos	(12,231,987)	(5,596,013)	(17,828,000)	(12,911,021)	(3,426,979)	(16,338,000)	(6,288,168)	(2,800,832)	(9,089,000)	(39,000)	(3,170,000)	(3,209,000)
Stockholders' equity attributable to noncontrolling int	-	28,015,000	28,015,000	-	64,776,000	64,776,000	-	58,782,000	58,782,000	-	80,398,000	80,398,000
Total stockholders' equity	(12,231,987)	22,418,987	10,187,000	(12,911,021)	61,349,021	48,438,000	(6,288,168)	55,981,168	49,693,000	(39,000)	77,228,000	77,189,000
Total liabilities and stockholders' equity	17,754,664	158,130,336	175,885,000	14,390,649	212,946,351	227,337,000	21,697,036	223,950,964	245,648,000	35,603,000	243,231,000	278,834,000
Debt to Equity	(2.45)	5.88	15.89	(2.11)	2.47	3.69	(4.45)	3.00	3.94	(913.90)	2.15	2.61
Debt to Assets	1.69	0.83	0.92	1.90	0.71	0.79	1.29	0.75	0.80	1.00	0.68	0.72

	Three Months Ended March, 31, 2024			Three Months Ended June, 30, 2024			Three Months Ended September, 30, 2024			Three Months Ended December, 31, 2024		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Assets												
Cash and restricted cash	3,278,000	-	3,278,000	3,093,000	-	3,093,000	3,050,000	-	3,050,000	4,348,000	-	4,348,000
Total Real estate assets	21,749,000	(97,000)	21,652,000	21,733,000	(112,000)	21,621,000	21,644,000	(129,000)	21,515,000	21,782,000	(210,000)	21,572,000
Other assets	46,663,000	(17,721,000)	28,942,000	40,144,000	(12,942,000)	27,202,000	39,606,000	(11,611,000)	27,995,000	30,947,000	(4,586,000)	26,361,000
Assets of consolidated funds												
Cash and restricted cash	-	2,056,000	2,056,000	-	1,462,000	1,462,000	-	1,053,000	1,053,000	-	549,000	549,000
Total Real estate assets	-	101,037,000	101,037,000	-	83,251,000	83,251,000	-	46,084,000	46,084,000	-	45,090,000	45,090,000
Other assets	-	44,497,000	44,497,000	-	58,610,000	58,610,000	-	58,886,000	58,886,000	-	7,615,000	7,615,000
Total assets	71,690,000	129,772,000	201,462,000	64,970,000	130,269,000	195,239,000	64,300,000	94,283,000	158,583,000	57,077,000	48,458,000	105,535,000
Liabilities and Stockholders' Equity												
Corporate Notes	52,952,000	-	52,952,000	50,169,000	-	50,169,000	49,673,000	-	49,673,000	50,450,000	-	50,450,000
Other liabilities	15,164,000	(4,515,000)	10,649,000	15,174,000	(4,462,000)	10,712,000	14,102,000	(4,391,000)	9,711,000	15,071,000	(4,383,000)	10,688,000
Liabilities of consolidated funds												
Mortgage and real estate debt	-	47,654,000	47,654,000	-	36,553,000	36,553,000	-	33,752,000	33,752,000	-	29,172,000	29,172,000
Other liabilities	-	3,717,000	3,717,000	-	2,601,000	2,601,000	-	2,166,000	2,166,000	-	3,972,000	3,972,000
Total liabilities	68,116,000	46,856,000	114,972,000	65,343,000	34,692,000	100,035,000	63,775,000	31,527,000	95,302,000	65,521,000	28,761,000	94,282,000
Stockholders' equity (deficit) attributable to CaliberCos Inc.	3,574,000	(4,319,000)	(745,000)	(373,000)	(4,371,000)	(4,744,000)	525,000	(5,939,000)	(5,414,000)	(8,444,000)	(4,145,000)	(12,589,000)
Stockholders' equity attributable to noncontrolling interests	-	87,235,000	87,235,000	-	99,948,000	99,948,000	-	68,695,000	68,695,000	-	23,842,000	23,842,000
Total stockholders' equity	3,574,000	82,916,000	86,490,000	(373,000)	95,577,000	95,204,000	525,000	62,756,000	63,281,000	(8,444,000)	19,697,000	11,253,000
Total liabilities and stockholders' equity	71,690,000	129,772,000	201,462,000	64,970,000	130,269,000	195,239,000	64,300,000	94,283,000	158,583,000	57,077,000	48,458,000	105,535,000
Debt to Equity	19.06	0.57	1.33	(175.18)	0.36	1.05	121.48	0.50	1.51	(7.76)	1.46	8.38
Debt to Assets	0.95	0.36	0.57	1.01	0.27	0.51	0.99	0.33	0.60	1.15	0.59	0.89

	Three Months Ended March, 31, 2025			Three Months Ended June, 30, 2025			Three Months Ended September, 30, 2025			Three Months Ended December, 31, 2025		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Assets												
Cash and restricted cash	3,363,000	-	3,363,000	3,145,000	-	3,145,000	13,138,000	-	13,138,000	5,166,000	-	5,166,000
Total Real estate assets	21,776,000	(262,000)	21,514,000	21,978,000	(264,000)	21,714,000	22,050,000	(261,000)	21,789,000	21,945,000	(256,000)	21,689,000
Digital assets	-	-	-	-	-	-	9,965,000	-	9,965,000	6,850,000	-	6,850,000
Other assets	30,586,000	(4,513,000)	26,073,000	28,356,000	(4,130,000)	24,226,000	29,947,000	(3,969,000)	25,978,000	36,026,000	(4,502,000)	31,524,000
Assets of consolidated funds												
Cash and restricted cash	-	997,000	997,000	-	306,000	306,000	-	250,000	250,000	-	850,000	850,000
Total Real estate assets	-	44,102,000	44,102,000	-	10,397,000	10,397,000	-	10,296,000	10,296,000	-	10,807,000	10,807,000
Intangible assets	-	-	-	-	-	-	-	-	-	-	46,330,000	46,330,000
Other assets	-	7,594,000	7,594,000	-	1,179,000	1,179,000	-	1,152,000	1,152,000	-	12,180,000	12,180,000
Total assets	55,725,000	47,918,000	103,643,000	53,479,000	7,488,000	60,967,000	75,100,000	7,468,000	82,568,000	69,987,000	65,409,000	135,396,000
Liabilities and Stockholders' Equity												
Corporate Notes	51,555,000	-	51,555,000	50,442,000	76,000	50,518,000	48,678,000	-	48,678,000	46,347,000	-	46,347,000
Other liabilities	15,534,000	(4,267,000)	11,267,000	16,378,000	(4,276,000)	12,102,000	17,514,000	(4,125,000)	13,389,000	17,594,000	(4,147,000)	13,447,000
Liabilities of consolidated funds												
Mortgage and real estate debt	-	31,558,000	31,558,000		11,631,000	11,631,000	-	11,611,000	11,611,000	-	33,605,000	33,605,000
Other liabilities	-	1,905,000	1,905,000		2,613,000	2,613,000	-	2,803,000	2,803,000	-	15,766,000	15,766,000
Total liabilities	67,089,000	29,196,000	96,285,000	66,820,000	10,044,000	76,864,000	66,192,000	10,289,000	76,481,000	63,941,000	45,224,000	109,165,000
Stockholders' equity (deficit) attributable to CaliberCos Inc.	(11,364,000)	27,172,000	15,808,000	(13,341,000)	(4,802,000)	(18,143,000)	8,908,000	(4,725,000)	4,183,000	6,046,000	(4,713,000)	1,333,000
Stockholders' equity attributable to noncontrolling interests	-	23,166,000	23,166,000		2,246,000	2,246,000	-	1,904,000	1,904,000	-	24,898,000	24,898,000
Total stockholders' equity	(11,364,000)	18,722,000	7,358,000	(13,341,000)	(2,556,000)	(15,897,000)	8,908,000	(2,821,000)	6,087,000	6,046,000	20,185,000	26,231,000
Total liabilities and stockholders' equity	55,725,000	47,918,000	103,643,000	53,479,000	7,488,000	60,967,000	75,100,000	7,468,000	82,568,000	69,987,000	65,409,000	135,396,000
Debt to Equity	(5.90)	1.56	13.09	(5.01)	(3.93)	(4.84)	7.43	(3.65)	12.56	10.58	2.24	4.16
Debt to Assets	1.20	0.61	0.93	1.25	1.34	1.26	0.88	1.38	0.93	0.91	0.69	0.81

	Three Months Ended March, 31, 2026			Three Months Ended June, 30, 2026			Three Months Ended September, 30, 2026			Three Months Ended December, 31, 2026		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Assets												
Cash and restricted cash	2,894,000	-	2,894,000	3,811,000	-	3,811,000		-			-	
Total Real estate assets	22,128,000	(251,000)	21,877,000	21,942,000	(243,000)	21,699,000		-			-	
Digital assets	4,455,000	-	4,455,000	1,650,000	-	1,650,000		-			-	
Other assets	37,549,000	(4,429,000)	33,120,000	38,734,000	(4,577,000)	34,157,000		-			-	
Assets of consolidated funds												
Cash and restricted cash	-	1,712,000	1,712,000	-	1,294,000	1,294,000	-	-		-	-	
Total Real estate assets	-	51,079,000	51,079,000	-	50,571,000	50,571,000	-	-		-	-	
Intangible assets	-	46,148,000	46,148,000	-	45,966,000	45,966,000	-	-		-	-	
Other assets	-	18,309,000	18,309,000	-	18,511,000	18,511,000	-	-		-	-	
Total assets	67,026,000	112,568,000	179,594,000	66,137,000	111,522,000	177,659,000	-	-	-	-	-	-
Liabilities and Stockholders' Equity												
Corporate Notes	42,441,000	-	42,441,000	42,801,000	-	42,801,000		-			-	
Other liabilities	19,477,000	(4,100,000)	15,377,000	20,854,000	(4,057,000)	16,797,000		-			-	
Liabilities of consolidated funds												
Mortgage and real estate debt	-	66,520,000	66,520,000	-	66,347,000	66,347,000	-	-		-	-	
Other liabilities	-	16,541,000	16,541,000	-	16,995,000	16,995,000	-	-		-	-	
Total liabilities	61,918,000	78,961,000	140,879,000	63,655,000	79,285,000	142,940,000	-	-	-	-	-	-
Stockholders' equity (deficit) attributable to CaliberCos Inc.	5,108,000	(3,855,000)	1,253,000	2,482,000	(3,923,000)	(1,441,000)		-			-	
Stockholders' equity attributable to noncontrolling interests	-	37,462,000	37,462,000	-	36,160,000	36,160,000	-	-		-	-	
Total stockholders' equity	5,108,000	33,607,000	38,715,000	2,482,000	32,237,000	34,719,000	-	-	-	-	-	-
Total liabilities and stockholders' equity	67,026,000	112,568,000	179,594,000	66,137,000	111,522,000	177,659,000	-	-	-	-	-	-
Debt to Equity	12.12	2.35	3.64	25.65	2.46	4.12	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!
Debt to Assets	0.92	0.70	0.78	0.96	0.71	0.80	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD
	Q1 2024	**Q2 2024**	**Q3 2024**	**Q4 2024**	**Q1 2025**	**Q2 2025**	**Q3 2025**	**Q4 2025**	**Q1 2026**	**Q2 2026**
Net income (loss) attributable to CaliberCos Inc.	(3,805,000)	(4,730,000)	146,000	(11,388,000)	(4,407,000)	(5,299,000)	(4,371,000)	(7,721,000)	(3,619,000)	(3,374,000)
Net income (loss) attributable to noncontrolling interests	(1,457,000)	(586,000)	(145,000)	495,000	(147,000)	(401,000)	(342,000)	(339,000)	(2,312,000)	(2,154,000)
Net income (loss)	(5,262,000)	(5,316,000)	1,000	(10,893,000)	(4,554,000)	(5,700,000)	(4,713,000)	(8,060,000)	(5,931,000)	(5,528,000)
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
Net income (loss) before income taxes	(5,262,000)	(5,316,000)	1,000	(10,893,000)	(4,554,000)	(5,700,000)	(4,713,000)	(8,060,000)	(5,931,000)	(5,528,000)
Impact of consolidated funds	1,708,000	676,000	155,000	(806,000)	444,000	759,000	267,000	328,000	1,595,000	2,098,000
Platform Net income (loss)	(3,554,000)	(4,640,000)	156,000	(11,699,000)	(4,110,000)	(4,941,000)	(4,446,000)	(7,732,000)	(4,336,000)	(3,430,000)
Depreciation and amortization	183,000	119,000	145,000	151,000	162,000	174,000	167,000	188,000	182,000	176,000
Interest expense	1,295,000	1,315,000	1,348,000	1,466,000	1,611,000	1,738,000	1,876,000	1,487,000	1,387,000	1,313,000
Platform EBITDA	(2,361,000)	(3,376,000)	1,590,000	(10,082,000)	(2,337,000)	(3,029,000)	(2,403,000)	(6,057,000)	(2,767,000)	(1,941,000)
Stock-based compensation	400,000	584,000	738,000	656,000	661,000	369,000	332,000	335,000	328,000	367,000
Investments impairment	-	-	-	4,304,000	279,000	2,037,000	102,000	390,000	183,000	176,000
Changes in fair value of digital assets	-	-	-	-	-	-	677,000	5,116,000	1,896,000	324,000
Bad debt expense	-	-	-	4,079,000	3,000	106,000	35,000	(59,000)	12,000	977,000
Severance	7,000	171,000	25,000	41,000	51,000	454,000	593,000	(82,000)	10,000	393,000
Public registration costs	-	-	-	-	-	-	-	-	-	-
Legal costs	-	-	-	-	-	-	-	-	-	-
Share buy-back	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
Loss on CRAF Investment Redemption	-	-	-	-	-	-	-	-	-	-
ESOP				-	-	-	-	-	-	-
Other					(9,000)	9,000	(1,000)	-	-	-
Platform adjusted EBITDA	(1,669,000)	(2,451,000)	2,412,000	(1,002,000)	(1,352,000)	(54,000)	(665,000)	(357,000)	(338,000)	296,000

	Year Ended December 31, 2019			Year Ended December 31, 2020			Year Ended December 31, 2021		
	Platform	Consolidated Funds	Consolidated	Platform	Consolidated Funds	Consolidated	Platform	Consolidated Funds	Consolidated
Revenues									
Asset management	21,086,000	(6,300,000)	14,786,000	11,775,000	(5,606,000)	6,169,000	15,259,000	(6,117,000)	9,142,000
Performance allocations	4,985,000	(4,979,000)	6,000	422,000	(123,000)	299,000	733,000	-	733,000
Other revenue	-	-	-						
Consolidated funds – hospitality revenue	-	-	-	-	27,676,000	27,676,000		40,837,000	40,837,000
Consolidated funds – other revenue	-	63,001,000	63,001,000	-	3,733,000	3,733,000		5,321,000	5,321,000
Total revenues	26,071,000	51,722,000	77,793,000	12,197,000	25,680,000	37,877,000	15,992,000	40,041,000	56,033,000
Expenses									
Operating costs	15,606,000	(3,292,000)	12,314,000	12,282,000	(1,310,000)	10,972,000	10,643,000	(958,000)	9,685,000
General and administrative	1,896,000	(2,000)	1,894,000	2,864,000	(113,000)	2,751,000	5,307,000	-	5,307,000
Marketing and advertising	435,000	-	435,000	1,085,000	1,000	1,086,000	1,536,000	-	1,536,000
Depreciation and amortization	176,000	-	176,000	149,000	2,000	151,000	83,000	-	83,000
Consolidated funds – hospitality expenses	-	-	-	-	44,718,000	44,718,000		55,999,000	55,999,000
Consolidated funds – other expenses	-	57,743,000	57,743,000	-	4,509,000	4,509,000		5,532,000	5,532,000
Total expenses	18,113,000	54,449,000	72,562,000	16,380,000	47,807,000	64,187,000	17,569,000	60,573,000	78,142,000
Consolidated funds – gain on sale of real estate investı	-	-	-	-	-	-	-	-	-
Other income (loss), net	(113,000)	2,019,000	1,906,000	23,000	63,000	86,000	1,653,000	-	1,653,000
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-
Interest income	10,000	-	10,000	7,000	-	7,000	104,000	(103,000)	1,000
Interest expense	(1,294,000)	91,000	(1,203,000)	437,000	235,000	672,000	(756,000)	44,000	(712,000)
Net loss before income taxes	6,561,000	(617,000)	5,944,000	(3,716,000)	(21,829,000)	(25,545,000)	(576,000)	(20,591,000)	(21,167,000)
Provision for income taxes	-	-	-	-	-	-	-	-	-
Net loss	6,561,000	(617,000)	5,944,000	(3,716,000)	(21,829,000)	(25,545,000)	(576,000)	(20,591,000)	(21,167,000)
Net loss attributable to noncontrolling interests		(523,000)	(523,000)		(20,099,000)	(20,099,000)		(20,469,000)	(20,469,000)
Net loss attributable to CaliberCos Inc.	6,561,000	(94,000)	6,467,000	(3,716,000)	(1,730,000)	(5,446,000)	(576,000)	(122,000)	(698,000)
Basic Platform income per share	0.27		0.27	(0.15)		(0.22)	(0.03)		(0.04)
Diluted Platform income per share	0.23		0.22	(0.15)		(0.22)	(0.03)		(0.04)
Weighted average common shares outstanding:									
Basic	24,226,080		24,226,080	25,159,993		25,159,993	17,824,000		17,824,000
Diluted	28,893,930		28,893,930	25,159,993		25,159,993	17,824,000		17,824,000

*Basic and Diluted share count and BEPS and DEPS includes the impact of the revese stock split effect a 1-for-1.6820384 reverse stock split of Class A common stock, Class B common stock and Series B preferred stock which occurred on January 17, 2023.

	Year Ended December 31, 2022			Year Ended December 31, 2023		
	Platform	Consolidated Funds	Consolidated	Platform	Consolidated Funds	Consolidated
Revenues						
Asset management	21,575,000	(6,231,000)	15,344,000	16,982,000	(6,411,000)	10,571,000
Performance allocations	2,543,000	-	2,543,000	3,656,000	(17,000)	3,639,000
Consolidated funds – hospitality revenue		59,564,000	59,564,000	-	68,905,000	68,905,000
Consolidated funds – other revenue		6,505,000	6,505,000	-	7,822,000	7,822,000
Total revenues	24,118,000	59,838,000	83,956,000	20,638,000	70,299,000	90,937,000
Expenses						
Operating costs	14,609,000	-	14,609,000	21,808,000	(497,000)	21,311,000
General and administrative	6,742,000	(63,000)	6,679,000	6,807,000	(37,000)	6,770,000
Marketing and advertising	1,179,000	-	1,179,000	1,053,000	(1,000)	1,052,000
Depreciation and amortization	44,000	14,000	58,000	551,000	(1,000)	550,000
Consolidated funds – hospitality expenses		60,667,000	60,667,000	-	80,669,000	80,669,000
Consolidated funds – other expenses		9,213,000	9,213,000	-	9,162,000	9,162,000
Total expenses	22,574,000	69,831,000	92,405,000	30,219,000	89,295,000	119,514,000
Consolidated funds – gain on sale of real estate invest	-	21,530,000	21,530,000	-	4,976,000	4,976,000
						-
Other income (loss), net	256,000	70,000	326,000	649,000	(275,000)	374,000
Gain on extinguishment of debt	1,421,000	-	1,421,000	-	-	-
Interest income	177,000	1,000	178,000	1,863,000	(1,513,000)	350,000
Interest expense	(1,056,000)	1,000	(1,055,000)	(4,716,000)	(1,000)	(4,717,000)
Net loss before income taxes	2,342,000	11,609,000	13,951,000	(11,785,000)	(15,809,000)	(27,594,000)
Provision for income taxes	-	-	-	-	-	-
Net loss	2,342,000	11,609,000	13,951,000	(11,785,000)	(15,809,000)	(27,594,000)
Net loss attributable to noncontrolling interests		11,931,000	11,931,000		(14,891,000)	(14,891,000)
Net loss attributable to CaliberCos Inc.	2,342,000	(322,000)	2,020,000	(11,785,000)	(918,000)	(12,703,000)
Basic Platform income per share	0.13		0.11	(0.59)		(0.63)
Diluted Platform income per share	0.12		0.11	(0.59)		(0.63)
Weighted average common shares outstanding:						
Basic	18,003,000		18,003,000	20,087,000		20,087,000
Diluted	19,822,000		19,822,000	20,087,000		20,087,000

Source:

*Basic and Diluted share count and BEPS and DEPS includes the impact of the revese stock split effect a 1-for-1.6820384 reverse stock split of Class A common stock, Class B common stock and Series B preferred stock which occurred on January 17, 2023.

	Three Months Ended March 31, 2023			Three Months Ended June 30, 2023			Three Months Ended September 30, 2023			Three Months Ended December 31, 2023		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Revenues												
Asset management	3,924,000	(1,888,000)	2,036,000	3,348,000	(1,454,000)	1,894,000	3,704,000	(1,388,000)	2,316,000	6,005,000	(1,680,000)	4,325,000
Performance allocations	2,426,000	-	2,426,000	24,000	(12,000)	12,000	24,000	12,000	36,000	1,182,000	(17,000)	1,165,000
Consolidated funds – hospitality revenue	-	23,209,000	23,209,000	-	16,273,000	16,273,000	-	12,526,000	12,526,000	-	16,897,000	16,897,000
Consolidated funds – other revenue	-	1,851,000	1,851,000	-	2,266,000	2,266,000	-	2,147,000	2,147,000	-	1,558,000	1,558,000
Total revenues	6,350,000	23,172,000	29,522,000	3,372,000	17,073,000	20,445,000	3,728,000	13,297,000	17,025,000	7,187,000	16,758,000	23,945,000
Expenses												
Operating costs	4,457,000	47,000	4,504,000	6,731,000	89,000	6,820,000	4,724,000	157,000	4,881,000	5,896,000	(790,000)	5,106,000
General and administrative	1,610,000	206,000	1,816,000	1,398,000	28,000	1,426,000	1,651,000	21,000	1,672,000	2,148,000	(292,000)	1,856,000
Marketing and advertising	353,000	-	353,000	326,000	(1,000)	325,000	208,000	2,000	210,000	166,000	(2,000)	164,000
Depreciation and amortization	32,000	100,000	132,000	92,000	45,000	137,000	73,000	67,000	140,000	354,000	(213,000)	141,000
Consolidated funds – hospitality expenses	-	20,283,000	20,283,000	-	20,749,000	20,749,000	-	18,644,000	18,644,000	-	20,993,000	20,993,000
Consolidated funds – other expenses	-	1,925,000	1,925,000	-	1,949,000	1,949,000	-	2,883,000	2,883,000	-	2,405,000	2,405,000
Total expenses	6,452,000	22,561,000	29,013,000	8,547,000	22,859,000	31,406,000	6,656,000	21,774,000	28,430,000	8,564,000	22,101,000	30,665,000
Consolidated funds – gain on sale of real estate invest	-	-	-	-	-	-	-	-	-	-	4,976,000	4,976,000
Other income (loss), net	(152,000)	671,000	519,000	297,000	249,000	546,000	149,000	265,000	414,000	355,000	(1,460,000)	(1,105,000)
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Interest income	252,000	(154,000)	98,000	497,000	(401,000)	96,000	730,000	(645,000)	85,000	384,000	(313,000)	71,000
Interest expense	(832,000)	1,000	(831,000)	(1,260,000)	(1,000)	(1,261,000)	(1,317,000)	1,000	(1,316,000)	(1,307,000)	(2,000)	(1,309,000)
Net loss before income taxes	(834,000)	1,129,000	295,000	(5,641,000)	(5,939,000)	(11,580,000)	(3,366,000)	(8,856,000)	(12,222,000)	(1,945,000)	(2,142,000)	(4,087,000)
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-
Net loss	(834,000)	1,129,000	295,000	(5,641,000)	(5,939,000)	(11,580,000)	(3,366,000)	(8,856,000)	(12,222,000)	(1,945,000)	(2,142,000)	(4,087,000)
Net loss attributable to noncontrolling interests	-	1,502,000	1,502,000	-	(5,854,000)	(5,854,000)	-	(8,813,000)	(8,813,000)	-	(1,726,000)	(1,726,000)
Net loss attributable to CaliberCos Inc.	(834,000)	(373,000)	(1,207,000)	(5,641,000)	(85,000)	(5,726,000)	(3,366,000)	(43,000)	(3,409,000)	(1,945,000)	(416,000)	(2,361,000)
Basic Platform income per share	(0.05)		(0.07)	(0.29)		(0.29)	(0.16)		(0.16)	(0.10)		(0.12)
Diluted Platform income per share	(0.05)		(0.07)	(0.29)		(0.29)	(0.16)		(0.16)	(0.10)		(0.12)
Weighted average common shares outstanding:												
Basic	18,182,000		18,182,000	19,612,000		19,612,000	21,238,000		21,238,000	20,087,000		20,087,000
Diluted	18,182,000		18,182,000	19,612,000		19,612,000	21,238,000		21,238,000	20,087,000		20,087,000

	Three Months Ended March 31, 2024			Three Months Ended June 30, 2024			Three Months Ended September 30, 2024			Three Months Ended December 31, 2024		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Revenues												
Asset management	4,555,000	(1,385,000)	3,170,000	4,179,000	(953,000)	3,226,000	7,242,000	(712,000)	6,530,000	4,587,000	(634,000)	3,953,000
Performance allocations	171,000	(5,000)	166,000	33,000	(17,000)	16,000	174,000	1,000	175,000	1,000	-	1,000
Consolidated funds – hospitality revenue	-	18,145,000	18,145,000	-	2,894,000	2,894,000	-	2,494,000	2,494,000	-	2,943,000	2,943,000
Consolidated funds – other revenue	-	1,470,000	1,470,000	-	2,043,000	2,043,000	-	2,103,000	2,103,000	-	1,790,000	1,790,000
Total revenues	4,726,000	18,225,000	22,951,000	4,212,000	3,967,000	8,179,000	7,416,000	3,886,000	11,302,000	4,588,000	4,099,000	8,687,000
Expenses												
Operating costs	5,484,000	(222,000)	5,262,000	5,760,000	(225,000)	5,535,000	4,727,000	(135,000)	4,592,000	8,933,000	(383,000)	8,550,000
General and administrative	1,949,000	(9,000)	1,940,000	2,091,000	(12,000)	2,079,000	1,450,000	(9,000)	1,441,000	1,327,000	(11,000)	1,316,000
Marketing and advertising	106,000	-	106,000	227,000	-	227,000	175,000	(1,000)	174,000	243,000	1,000	244,000
Depreciation and amortization	183,000	(37,000)	146,000	119,000	25,000	144,000	145,000	4,000	149,000	151,000	3,000	154,000
Consolidated funds – hospitality expenses	-	16,782,000	16,782,000	-	3,312,000	3,312,000	-	3,097,000	3,097,000	-	3,312,000	3,312,000
Consolidated funds – other expenses	-	3,072,000	3,072,000	-	1,358,000	1,358,000	-	975,000	975,000	-	465,000	465,000
Total expenses	7,722,000	19,586,000	27,308,000	8,197,000	4,458,000	12,655,000	6,497,000	3,931,000	10,428,000	10,654,000	3,387,000	14,041,000
Consolidated funds – gain on sale of real estate invest	-	-	-	-	-	-	-	-	-	-	-	-
Other income (loss), net	452,000	(180,000)	272,000	490,000	(172,000)	318,000	526,000	(101,000)	425,000	4,122,000	(14,000)	4,108,000
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Interest income	285,000	(168,000)	117,000	170,000	(13,000)	157,000	59,000	(8,000)	51,000	(45,000)	10,000	(35,000)
Interest expense	(1,295,000)	1,000	(1,294,000)	(1,315,000)	-	(1,315,000)	(1,348,000)	(1,000)	(1,349,000)	1,466,000	-	1,466,000
Net loss before income taxes	(3,554,000)	(1,708,000)	(5,262,000)	(4,640,000)	(676,000)	(5,316,000)	156,000	(155,000)	1,000	(11,609,000)	716,000	(10,893,000)
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-
Net loss	(3,554,000)	(1,708,000)	(5,262,000)	(4,640,000)	(676,000)	(5,316,000)	156,000	(155,000)	1,000	(11,609,000)	716,000	(10,893,000)
Net loss attributable to noncontrolling interests	-	(1,457,000)	(1,457,000)	-	(586,000)	(586,000)	-	(145,000)	(145,000)	-	(495,000)	(495,000)
Net loss attributable to CaliberCos Inc.	(3,554,000)	(251,000)	(3,805,000)	(4,640,000)	(90,000)	(4,730,000)	156,000	(10,000)	146,000	(11,609,000)	221,000	(11,388,000)
Basic income per share	(0.16)		(0.18)	(0.21)		(0.22)	0.01		0.01	(0.52)		(0.51)
Diluted income per share	(0.16)		(0.18)	(0.21)		(0.22)	0.01		0.01	(0.52)		(0.51)
Weighted average common shares outstanding:												
Basic	21,542,000		21,542,000	21,811,000		21,811,000	22,128,000		22,128,000	22,456,000		22,456,000
Diluted	21,542,000		21,542,000	21,811,000		21,811,000	24,867,000		24,867,000	22,456,000		22,456,000

	Three Months Ended March 31, 2025			Three Months Ended June 30, 2025			Three Months Ended September 30, 2025			Three Months Ended December 31, 2025		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Revenues												
Asset management	3,542,000	(346,000)	3,196,000	4,103,000	(357,000)	3,746,000	3,514,000	(28,000)	3,486,000	3,996,000	(33,000)	3,963,000
Performance allocations	7,000	(6,000)	1,000	23,000	(1,000)	22,000	2,000	-	2,000	1,000	1,000	2,000
Consolidated funds – hospitality revenue	-	3,919,000	3,919,000	-	1,138,000	1,138,000	-	-	-	-	-	-
Consolidated funds – other revenue	-	145,000	145,000	-	167,000	167,000	-	148,000	148,000	-	162,000	162,000
Total revenues	3,549,000	3,712,000	7,261,000	4,126,000	947,000	5,073,000	3,516,000	120,000	3,636,000	3,997,000	130,000	4,127,000
Expenses												
Operating costs	4,168,000	(124,000)	4,044,000	3,733,000	(170,000)	3,563,000	3,408,000	(157,000)	3,251,000	3,038,000	(156,000)	2,882,000
General and administrative	1,592,000	(11,000)	1,581,000	1,183,000	(10,000)	1,173,000	1,481,000	(10,000)	1,471,000	1,540,000	(10,000)	1,530,000
Marketing and advertising	165,000	-	165,000	147,000	-	147,000	151,000	-	151,000	332,000	1,000	333,000
Depreciation and amortization	162,000	(5,000)	157,000	173,000	(7,000)	166,000	167,000	(7,000)	160,000	188,000	(7,000)	181,000
Consolidated funds – hospitality expenses	-	3,465,000	3,465,000	-	1,278,000	1,278,000	-	-	-	-	-	-
Consolidated funds – other expenses	-	458,000	458,000	-	466,000	466,000	-	467,000	467,000	-	474,000	474,000
Total expenses	6,087,000	3,783,000	9,870,000	5,236,000	1,557,000	6,793,000	5,207,000	293,000	5,500,000	5,098,000	302,000	5,400,000
Unrealized loss on digital assets	-	-	-	-	-	-	677,000	-	677,000	5,116,000	-	5,116,000
Other loss (income), net	(6,000)	372,000	366,000	416,000	149,000	565,000	231,000	93,000	324,000	294,000	156,000	450,000
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Interest income	(33,000)	1,000	(32,000)	(30,000)	-	(30,000)	(28,000)	-	(28,000)	(266,000)	-	(266,000)
Interest expense	1,611,000	-	1,611,000	1,738,000	-	1,738,000	1,876,000	-	1,876,000	1,487,000	-	1,487,000
Net loss before income taxes	(4,110,000)	(444,000)	(4,554,000)	(3,234,000)	(759,000)	(3,993,000)	(4,447,000)	(266,000)	(4,713,000)	(7,732,000)	(328,000)	(8,060,000)
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-
Net loss	(4,110,000)	(444,000)	(4,554,000)	(3,234,000)	(759,000)	(3,993,000)	(4,447,000)	(266,000)	(4,713,000)	(7,732,000)	(328,000)	(8,060,000)
Net loss attributable to noncontrolling interests	-	147,000	147,000	-	401,000	401,000	-	342,000	342,000	-	339,000	339,000
Net loss attributable to CaliberCos Inc.	(4,110,000)	(297,000)	(4,407,000)	(3,234,000)	(358,000)	(3,592,000)	(4,447,000)	76,000	(4,371,000)	(7,732,000)	11,000	(7,721,000)
Basic income per share	(3.59)		(3.85)	(2.53)		(2.81)	(1.70)		(1.65)	(1.47)		(1.45)
Diluted income per share	(3.59)		(3.85)	(2.53)		(2.81)	(1.70)		(1.65)	(1.47)		(1.45)
Weighted average common shares outstanding:												
Basic	1,146,000		1,146,000	1,278,000		1,278,000	2,615,000		2,615,000	5,261,000		5,261,000
Diluted	1,146,000		1,146,000	1,278,000		1,278,000	2,615,000		2,615,000	5,261,000		5,261,000

	Three Months Ended March 31, 2026			Three Months Ended June 30, 2026			Three Months Ended September 30, 2026			Three Months Ended December 31, 2026		
	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated	Platform	Impact of Consolidated Funds	Consolidated
Revenues												
Asset management	4,071,000	(407,000)	3,664,000	3,741,000	(536,000)	3,205,000		-			-	
Performance allocations	34,000	-	34,000	(83,000)	-	(83,000)		-			-	
Consolidated funds – hospitality revenue	-	-	-	-	-	-	-	-		-	-	
Consolidated funds – other revenue	-	596,000	596,000	-	1,072,000	1,072,000	-	-		-	-	
Total revenues	4,105,000	189,000	4,294,000	3,658,000	536,000	4,194,000	-	-	-	-	-	-
Expenses												
Operating costs	3,255,000	(167,000)	3,088,000	4,744,000	(203,000)	4,541,000		-			-	
General and administrative	1,811,000	(10,000)	1,801,000	854,000	(10,000)	844,000		-			-	
Marketing and advertising	178,000	-	178,000	145,000	-	145,000		-			-	
Depreciation and amortization	183,000	(8,000)	175,000	175,000	(6,000)	169,000		-			-	
Consolidated funds – hospitality expenses	-	-	-	-	-	-	-	-		-	-	
Consolidated funds – other expenses	-	1,797,000	1,797,000	-	2,646,000	2,646,000	-	-		-	-	
Total expenses	5,427,000	1,612,000	7,039,000	5,918,000	2,427,000	8,345,000	-	-	-	-	-	-
Unrealized loss on digital assets	1,896,000	-	1,896,000	324,000	-	324,000		-			-	
Other loss (income), net	(17,000)	172,000	155,000	(176,000)	191,000	15,000		-			-	
Gain on extinguishment of debt	-	-	-	-	-	-		-			-	
Interest income	(252,000)	-	(252,000)	(291,000)	-	(291,000)		-			-	
Interest expense	1,387,000	-	1,387,000	1,313,000	-	1,313,000		-			-	
Net loss before income taxes	(4,336,000)	(1,595,000)	(5,931,000)	(3,430,000)	(2,082,000)	(5,512,000)	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-
Net loss	(4,336,000)	(1,595,000)	(5,931,000)	(3,430,000)	(2,082,000)	(5,512,000)	-	-	-	-	-	-
Net loss attributable to noncontrolling interests	-	2,312,000	2,312,000	-	2,154,000	2,154,000	-	-		-	-	
Net loss attributable to CaliberCos Inc.	(4,336,000)	717,000	(3,619,000)	(3,430,000)	72,000	(3,358,000)	-	-	-	-	-	-
Basic income per share	(0.62)		(0.52)	(0.39)		(0.38)	#DIV/0!		#DIV/0!	#DIV/0!		#DIV/0!
Diluted income per share	(0.62)		(0.52)	(0.39)		(0.38)	#DIV/0!		#DIV/0!	#DIV/0!		#DIV/0!
Weighted average common shares outstanding:												
Basic	7,000,000		7,000,000	8,816,000		8,816,000						
Diluted	7,000,000		7,000,000	8,816,000		8,816,000